UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2022 (December 7, 2022)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza		30313
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and certain recent changes to the Delaware General Corporation Law, the Board of Directors of The Coca-Cola Company (the “Company”) adopted and approved amended and restated by-laws (the “Amended and Restated By-Laws”), effective December 7, 2022, to clarify and enhance the procedural mechanics and disclosure requirements of the Company’s advance notice procedures for shareowner-requested special meetings, shareowner proposals and shareowner-nominated director candidates. Among other updates, the Amended and Restated By-Laws:

•	Add a requirement that any shareowner submitting a director nomination notice make a representation as to whether such shareholder intends to comply with Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a requirement that a shareowner submitting a director nomination notice deliver reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act;
•	Clarify that notices required by the Amended and Restated By-Laws with respect to requests for special meetings of shareowners, shareowner business at shareowner meetings or director nominations by shareowners be updated and supplemented, if necessary, to be true and correct both as of the record date of the shareowner meeting and ten business days prior to the date of the shareowner meeting;
•	Require certain disclosures be provided to the Company by shareowners requesting a special meeting, shareowners nominating director candidates and shareowners proposing business under the Amended and Restated By-Laws;
•	Require that a shareowner directly or indirectly soliciting proxies from other shareowners use a proxy card color other than white; and
•	Clarify that, in the Board’s discretion, shareowner meetings may be held solely by means of remote communication, in accordance with recent amendments to the Delaware General Corporation Law.

This description of the amendments to the Amended and Restated By-Laws is qualified in its entirety by reference to the text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01(d).	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	By-Laws of the Company, as amended and restated through December 7, 2022.
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: December 12, 2022	By:	/s/ Monica Howard Douglas
Monica Howard Douglas
Senior Vice President and General Counsel